FORM 8-K
                           _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):June 27, 1996


                  Bear Stearns Mortgage Securities Inc.

         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.

Item 5.   Other Events.


1.On June 27, 1996, as part of a transfer of its master servicing portfolio, Bear Stearns Mortgage Capital Corporation concluded the transfer of its obligations as Master Servicer under the Pooling and Servicing Agreement to First Union National Bank of North Carolina and First Union National Bank of North Carolina assumed such obligations.









SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Bear Stearns Mortgage Securities Inc.
                                     (Registrant)






Date:  July 10, 1996          By:  /S/William J. Mortgoris
                                       William J. Montgoris
                                       Treasurer and Secretary